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                                                                   EXHIBIT 10.28

                                                                  EXECUTION COPY


                                 AMENDMENT NO. 1

         This AMENDMENT NO. 1, dated as of April 26, 2001 (this "AMENDMENT") to the Existing Credit Agreement referred to below, is among WEIGHT WATCHERS INTERNATIONAL, INC., a Virginia corporation ("WWI"), WW FUNDING CORP., a Delaware corporation (the "SP1 BORROWER", and together with WWI, the "BORROWERS") and the various financial institutions parties thereto (the "LENDERS").


                              W I T N E S S E T H:
                              -------------------

         WHEREAS, the Borrowers, the Lenders, The Bank of Nova Scotia, as the administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") for the Lenders and as a lead arranger and a book manager, Credit Suisse First Boston, as the syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT") and as a lead arranger and a book manager and BHF (USA) Capital Corporation, as the documentation agent for the Lenders (in such capacity, the "DOCUMENTATION AGENT") are party to the Amended and Restated Credit Agreement, dated as of January 16, 2001 (as further amended, supplemented or otherwise modified prior to the First Amendment Effective Date (as defined below), the "EXISTING CREDIT AGREEMENT");

         WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Existing Credit Agreement as herein provided, and the Lenders are willing to effect such amendments, but only on and subject to the terms and conditions of this Amendment;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the parties hereto hereby agree as follows.

                                     PART I
                                   DEFINITIONS

         SUBPART 0.1 CERTAIN DEFINITIONS. Terms used in this Amendment which are defined in the Existing Credit Agreement shall have the meanings set forth in the Existing Credit Agreement. The following additional terms, as used herein, shall have the following respective meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "AMENDMENT" is defined in the PREAMBLE.

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         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "FIRST AMENDMENT EFFECTIVE DATE" is defined in SUBPART 3.1.


                                     PART II
                             AMENDMENTS TO EXISTING
                                CREDIT AGREEMENT

         SUBPART 2.1 AMENDMENT TO THE ARTICLE I. Article I of the Existing Credit Agreement is hereby amended as set forth in SUBPART 2.1.1.

         SUBPART 2.1.1. Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical order:

                  "FIRST AMENDMENT EFFECTIVE DATE" is defined in Subpart 3.1 of Amendment No. 1, dated as of April 26, 2001, to this Agreement, among the Borrowers and the Lenders parties thereto.

                  "HEINZ COMMON SHARES" means the 1,428,000 WWI Common Shares owned by HJH (and/or its Affiliates) as of the First Amendment Effective Date, as such number of WWI Common Shares may be adjusted from time to time in accordance with Section 1.3 of the Heinz Put/Call Agreement.

                  "HEINZ PUT/CALL AGREEMENT" means the Put/Call Agreement, dated as of April 18, 2001, between WWI and HJH, as the same may be amended, supplemented or modified from time to time.

                  "MAXIMUM SUBORDINATED RESTRICTED PAYMENT AMOUNT" means, on any date, the difference between (a) the maximum Dollar amount that could then be used to redeem, purchase or defease Senior Subordinated Notes pursuant to, and without causing a Default under, CLAUSE (b)(ii) of
         SECTION 7.2.6 less (b) the Retained ECF Amount as of such date.

                  "RETAINED ECF AMOUNT" means, on any date, 50% of the amount of all Restricted Payments made (or to be made) during the then current fiscal year of WWI on or prior to such date of determination pursuant to CLAUSE (a)(w) of SECTION 7.2.6.

         SUBPART 2.2. AMENDMENTS TO ARTICLE VII. Article VII of the Existing Credit Agreement is hereby amended in accordance with SUBPARTS 2.2.1 through 2.2.3.

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         SUBPART 2.2.1. Clause (b) of Section 7.1.9 of the Existing Credit
Agreement is hereby amended by inserting the following language immediately after the phrase "general corporate purposes":

         (including to fund Restricted Payments permitted pursuant to CLAUSE
(a)(w) of SECTION 7.2.6)

         SUBPART 2.2.2. Clause (a) of Section 7.2.6 of the Existing Credit Agreement is hereby amended by inserting the following new clause (a)(w) immediately before existing clause (a)(x):

         (w) from time to time on or prior to September 12, 2002, WWI may purchase or redeem for cash all or any portion of the Heinz Common Shares; PROVIDED, that (i) the aggregate consideration paid for all Heinz Common Shares shall not exceed $28,000,000, (ii) both before and after giving effect to any such purchase or redemption, no Default shall have occurred and be continuing, or would result therefrom and
         (iii) at the time of any such purchase or redemption (both before and after giving effect to any such purchase or redemption), the Borrower shall have at least $30,000,000 of availability under the Revolving Loan Commitments (after giving effect to the outstanding principal amount of Swing Line Loans and the aggregate amount of Letter of Credit Outstandings);

         SUBPART 2.2.3. Clause (b)(ii) of Section 7.2.6 of the Existing Credit Agreement is hereby amended by inserting the following new clause (b)(ii)(w) immediately before the existing clause (b)(ii)(x):

         (w) the aggregate amount of such redemption, purchase or defeasance does not exceed the then current Maximum Subordinated Restricted Payment Amount,

                                    PART III
                           CONDITIONS TO EFFECTIVENESS

         SUBPART 3.1. FIRST AMENDMENT EFFECTIVE DATE. This Amendment, and the amendments and modifications set forth herein, shall be and become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when each of the conditions set forth in this Part shall have been fulfilled to the satisfaction of the Administrative Agent.

         SUBPART 3.1.1. EXECUTION OF COUNTERPARTS. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrowers and the Required Lenders.

         SUBPART 3.1.2. AMENDMENT FEE, ETC. The Administrative Agent shall have received (i) an amendment fee (but only for the account of each Lender that has executed and delivered (including

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delivery by way of facsimile) a copy of this Amendment to the attention of
Sherri Snelson at Mayer, Brown & Platt, 1675 Broadway, New York, New York 10019 (19th floor), telecopy number 212-262-1910, at or prior to 5:00 p.m. New York time on April 26, 2001) in the amount of 1/8 of 1% of such Lender's portion of the Total Exposure Amount, and (ii) any other amounts then owing to the Administrative Agent.

         SUBPART 3.1.3. SATISFACTORY LEGAL FORM. All documents executed or submitted pursuant hereto by or on behalf of the Borrowers shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Administrative Agent or such counsel may reasonably request.

                                     PART IV
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders to enter into this Amendment and to amend the Existing Credit Agreement as provided herein, the Borrowers represent and warrant to each Lender as set forth in this Part.

         SUBPART 4.1. COMPLIANCE WITH REPRESENTATIONS AND WARRANTIES. The representations and warranties set forth herein, in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as if made on and as of the First Amendment Effective Date (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date), and both before and after giving effect to the terms of this Amendment, no Default has occurred and is continuing.

         SUBPART 4.2. VALIDITY, ETC. This Amendment has been duly authorized, executed and delivered by each of the Borrowers, and each of this Amendment, the Credit Agreement and each other Loan Document constitutes the legal, valid and binding obligations of the Borrowers and each other Obligor party thereto, in each case enforceable against the Borrowers or such other Obligor(s) in accordance with their respective terms, except as such enforceability may be affected by the applicability of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                                     PART V
                            MISCELLANEOUS PROVISIONS

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         SUBPART 5.1. NO OTHER AMENDMENTS; REFERENCES TO THE CREDIT AGREEMENT,
ETC. Other than as specifically provided herein, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of any Lender or Agent under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Lenders or any Agent from refusing to enter into any further waivers or amendments with respect to the Credit Agreement or any other Loan Document. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the First Amendment Effective Date be deemed to refer to the Existing Credit Agreement, as amended hereby. The Borrowers agree to pay all reasonable expenses of the Administrative Agent in connection with the negotiation, preparation, execution, delivery and administration of this Amendment and all related documents, including all reasonable legal fees and expenses and all expenses associated with the solicitation of and communication with the Lenders in connection herewith, whether or not the transactions contemplated hereby or thereby are consummated or effectuated.

         SUBPART 5.2. HEADINGS. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this or any other provision hereof.

         SUBPART 5.3. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

         SUBPART 5.4. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SUBPART 5.5. CROSS-REFERENCES. References in this Amendment to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendment.

         SUBPART 5.6. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SUBPART 5.7. LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their representative officers thereunto duly authorized as of the day and year first above written.

                                      BORROWERS
                                      ---------

                                      WEIGHT WATCHERS INTERNATIONAL, INC.


                                      By:    /s/ Robert W. Hollweg
                                             -----------------------------------



                                      WW FUNDING CORP.


                                      By:    /s/ Robert W. Hollweg
                                             -----------------------------------






                                      LENDERS
                                      -------

                                      THE BANK OF NOVA SCOTIA


                                      By:    /s/ J. Alan Edwards
                                             -----------------------------------



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                                      BANK ONE, NA (Main Office: Chicago)


                                      By:    /s/ Jeffrey Lubatkin
                                             -----------------------------------










                                      BHF (USA) CAPITAL CORPORATION


                                      By:    /s/ Thomas Dearth
                                             -----------------------------------



                                      By:    /s/ Richard Cameron
                                             -----------------------------------







                                      CAPTIVA II FINANCE LTD.


                                      By:    /s/ David Egglishaw
                                             -----------------------------------


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                                      CARLYLE HIGH YIELD PARTNERS II, LTD


                                      By:    /s/ Linda M. Pace
                                             -----------------------------------







                                      CARLYLE HIGH YIELD PARTNERS III, LTD


                                      By:    /s/ Linda M. Pace
                                             -----------------------------------








                                      THE CHASE MANHATTAN BANK


                                      By:    /s/ Richard G. Williams
                                             -----------------------------------




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                                  CITADEL HILL 2000 LTD.


                                  By:    /s/ Stephen Lockhart
                                         -----------------------------------





                                  CONTINENTAL ASSURANCE COMPANY,
                                         Separate Account (E), by: TCW Asset
                                         Management Company as Attorney-in-Fact


                                  By:    /s/ Mark L. Gold
                                         ---------------------------------------



                                  By:    /s/ Richard F. Kurth
                                         ---------------------------------------







                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By:    /s/ Michael Lord
                                         ---------------------------------------


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                                      CREDIT SUISSE FIRST BOSTON


                                      By:    /s/ William S. Lutkins
                                             -----------------------------------



                                      By:    /s/ Robert Hetu
                                             -----------------------------------









                                      FORTIS (USA) FINANCE LLC


                                      By:    /s/ Karen Louman
                                             -----------------------------------


                                      By:    /s/ John T. Connard
                                             -----------------------------------











                                      JHW CASH FLOW I, L.P.


                                      By:    /s/ Steven G. Warshavsky
                                             -----------------------------------


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                             STEIN ROE & FAMHAM INCORPORATED,
                                    as Agent for Keyport Life Insurance Company


                             By:    /s/ James R. Fellows
                                    --------------------------------------------









                             KZH CRESCENT LLC


                             By:    /s/ Susan Lee
                                    --------------------------------------------












                             KZH CRESCENT - 2 LLC


                             By:    /s/ Susan Lee
                                    --------------------------------------------


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                                  KZH CRESCENT-3 LLC


                                  By:    /s/ Susan Lee
                                         -----------------------------------









                                  LIBERTY-STEIN ROE ADVISOR FLOATING
                                         RATE ADVANTAGE FUND, by Stein Roe
                                         & Farnham Incorporated, as Advisor


                                  By:    /s/ James R. Fellows
                                         -----------------------------------









                                  MADISON AVENUE CDO I, LIMITED, by
                                         Metropolitan Life Insurance Company as
                                         Collateral Manager


                                  By:    /s/ James R. Dingler
                                         ---------------------------------------





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                                      METROPOLITAN LIFE INSURANCE COMPANY


                                      By:    /s/ James R. Dingler
                                             -----------------------------------






                                      NATIONAL CITY


                                      By:    /s/ John Platek
                                             -----------------------------------









                                      NUVEEN FLOATING RATE FUND


                                      By:    /s/ Lisa M. Mincheski
                                             -----------------------------------






                                      NUVEEN SENIOR INCOME FUND


                                      By:    /s/ Lisa M. Mincheski
                                             -----------------------------------



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                                  PPM SPYGLASS FUNDING TRUST


                                  By:    /s/ Ann E. Morris
                                         -----------------------------------






                                  PRINCIPAL LIFE INSURANCE COMPANY


                                  By:    Principal Capital Management, LLC,
                                         a Delaware Limited Liability Company,
                                         its Authorized Signature


                                  By:    /s/ Jody L. Lambuth
                                         -----------------------------------




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                                      SEABOARD CLO 2000 LTD.


                                      By:    /s/ Sheppard Davis
                                             -----------------------------------








                                      SEQUILS I, LTD


                                      By:    TCW Advisors, Inc.,
                                             as its Collateral manager


                                      By:    /s/ Mark Gold
                                             -----------------------------------



                                      By:    /s/ Richard R. Kurth
                                             -----------------------------------


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                                      SEQUILS IV, LTD


                                      By:    TCW Advisors, Inc.,
                                             as its Collateral manager


                                      By:    /s/ Mark Gold
                                             -----------------------------------



                                      By:    /s/ Richard R. Kurth
                                             -----------------------------------









                                      SRF 2000 LLC


                                      By:    /s/ Ann E. Morris
                                             -----------------------------------








                                      SRF TRADING, INC.


                                      By:    /s/ Ann E. Morris
                                             -----------------------------------





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                                      STEIN ROE & FAMHAM CLO I LTD.


                                      By:    Stein Roe & Famham Incorporated,
                                             as Portfolio Manager


                                      By:    /s/ James R. Fellows
                                             -----------------------------------









                                      STEIN ROE FLOATING RATE LIMITED LIABILITY
                                             COMPANY


                                      By:    Stein Roe & Famham Incorporated
                                             as Advisor to the Stein Roe
                                             Floating Rate Limited Liability
                                             Company

                                      By:    /s/ James R. Fellows
                                             -----------------------------------







                                      TRYON CLD LTD 2000-I


                                      By:    /s/ Rashan White
                                             -----------------------------------



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                                      UNITED OF OMAHA LIFE INSURANCE COMPANY


                                      By:    TCW Asset Management Company,
                                             as Investment Advisor


                                      By:    /s/ Mark L. Gold
                                             -----------------------------------


                                      By:    /s/ Richard R. Kurth
                                             -----------------------------------






                                      LENDERS
                                      -------

                                      VAN KAMPEN CLO I, LIMITED


                                      By:    Van Kampen Management Inc.
                                             as Collateral Manager


                                      BY:    /s/ Darvin D. Pierce
                                             -----------------------------------


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                                      VAN KAMPEN CLO II, LIMITED


                                      By:    Van Kampen Management Inc.
                                             as Collateral Manager


                                      By:    /s/ Darvin D. Pierce
                                             -----------------------------------







                                      LENDERS
                                      -------

                                      VAN KAMPEN PRIME RATE INCOME TRUST


                                      By:    /s/ Van Kampen Advisory Corp.
                                             -----------------------------------


                                      By:    /s/ Darvin D. Pierce
                                             -----------------------------------







                                      WHITNEY CASH FLOW FUND II


                                      By:    /s/ Steven Warshavsky
                                             -----------------------------------